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                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2006


                               FirstBank NW Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Washington                   0-22435                 84-1389562
---------------------------         -----------          -------------------
State or other jurisdiction         Commission            (I.R.S. Employer
     of incorporation               File Number          Identification No.)


1300 16th Avenue, Clarkston, Washington                        99403
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

         On August 7, 2006, FirstBank NW Corp. issued its earnings release for the first quarter ended June 30, 2006. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

         (c)      Exhibits

                  99.1  FirstBank NW Corp. press release dated August 7, 2006.


                                      * * *


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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.


Date: August 7, 2006                   By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer


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